LOOMIS SAYLES INVESTMENT GRADE BOND FUND

(the “Fund”)

Supplement dated December 10, 2008 to the Natixis Income Funds Class A, B and C Prospectus and Natixis Income Funds Class Y Prospectus, each dated February 1, 2008, and as may be revised and supplemented from time to time.

Effective immediately, Steven Kaseta no longer serves as co-portfolio manager of the Fund. All references to Mr. Kaseta are removed.

Daniel Fuss continues to serve as portfolio manager of the Fund and Matthew Eagan, Kathleen Gaffney and Elaine Stokes continue to serve as associate portfolio managers of the Fund.